UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2008
REMEDENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-15975	86-0837251

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

Xavier de Cocklaan 42, 9831, Deurle, Belgium	N/A

(Address of Principal Executive Offices)	(Zip Code)
011-329-321-7080
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 99.1
Item 1.01 Entry into a Material Definitive Agreement.
     On August 24, 2008, Remedent, Inc., a Nevada corporation, and its wholly-owned subsidiary, Remedent N.V., a corporation formed under the laws of Belgium (“Remedent N.V.”) (collectively referred to herein as the “Company”), entered into a Distribution, License and Manufacturing Agreement (the “ Distribution Agreement”) with Den-Mat Holdings, LLC, a Delaware limited liability company (“Den-Mat”).
     Under the terms of the Distribution Agreement, the Company appointed Den-Mat to be the sole and exclusive distributor to market, license and sell certain products relating to the Company’s GlamSmile tray technology, including, but not limited to, its GlamSmile veneer products and other related veneer products (the “Products”), throughout the world, with the exception of Australia, Austria, Belgium, Brazil, France (including Dom-Tom), Germany, Italy, New Zealand, Oman, Poland, Qatar, Saudi Arabia, Singapore, Switzerland, Thailand, and United Arab Emirates (collectively the “Excluded Markets”) and the China Market.
     Under the Distribution Agreement, the Company granted Den-Mat a sole and exclusive, transferable and sublicensable right and license to use all intellectual property related to the Products throughout specified territory, as well as certain rights in the excluded markets and rights in future intellectual property. Such rights include the right to manufacture the Products upon payment of royalties for the initial three year guaranty period (“Guaranty Period”). Upon the expiration of the Guaranty Period, as detailed in the Distribution Agreement, the sole and exclusive distribution rights and licenses granted under the Agreement automatically become non-exclusive distribution rights and licenses, and all rights to use the “GlamSmile” name and mark shall cease unless the Guaranty Period is extended by Den-Mat under the terms of the Distribution Agreement. Upon termination of the Distribution Agreement, all of Den-Mat’s rights in the Company’s intellectual property, including the right to manufacture the Products shall cease.
     As consideration for such distribution, licensing and manufacturing rights, Den-Mat will pay the Company: (i) an initial payment of Two Million Four Hundred Twenty-Five Thousand Dollars ($2,425,000); (ii) a payment of Two Hundred Fifty Thousand Dollars ($250,000) for each of the first three contract periods in the initial Guaranty Period, subject to certain terms and conditions; (iii) certain periodic payments as additional paid-up royalties in the aggregate amount of Five Hundred Thousand Dollars ($500,000); (iv) a payment of One Million Dollars ($1,000,000) promptly after Den-Mat manufactures a limited quantity of Products at a facility owned or leased by Den-Mat; (v) a payment of One Million Dollars ($1,000,000) promptly upon completion of certain training of Den-Mat’s personnel; (vi) certain milestone payments; and (vii) certain royalty payments. Further, as consideration for Den-Mat’s obligations under the Distribution Agreement, the Company agreed to, among other things: (i) issue to Den-Mat or an entity to be designated by Den-Mat, warrants to purchase up to 3,378,379 shares of the Corporation’s common stock, par value $0.001 per share (the “Warrant Shares”) at an exercise price of $1.48 per share (the “Den-Mat Warrant”); (ii) execute and deliver to Den-Mat a registration rights agreement covering the registration of the Warrant Shares (the “Registration Rights Agreement”); and (iii) cause its Chairman of the Board, Guy De Vreese, to execute and deliver to Den-Mat a non-competition agreement. The material terms and conditions of the Den-Mat Warrant and Registration Rights Agreement are set forth below under Item 3.02 and incorporated herein by reference.
     Concurrently with entering into the Distribution Agreement, and as further inducement for Den-Mat to enter into the Distribution Agreement, the Company’s Chairman of the Board, Guy De Vreese, entered into a Non-Competition Agreement with Den-Mat, whereby Mr. De Vreese agreed for a certain specified term, not to directly or indirectly engage in, be financially interested in, or in any other capacity provide assistance to or participate in the ownership, management, operation, financing or control of, use his name in, be employed by or otherwise associated with or profit from, any competitive business in the line of researching, developing, producing, marketing, selling or distributing veneer products.
     The foregoing is qualified in its entirety by the Distribution Agreement. For additional information on the Den-Mat transaction, see the Distribution Agreement, Form of Warrant, and Form of Registration Rights Agreement, attached hereto as Exhibits 10.1, 4.1, and 10.2 respectively.
     The Distribution Agreement is filed as Exhibit 10.1 to this Form 8-K. As the registrant has applied for confidential treatment from the Securities and Exchange Commission with respect to certain commercially sensitive pricing terms contained in the Distribution Agreement, such terms have been redacted from Exhibit 10.1 and have been replaced by the symbol “[ *** ].”
Item 1.02 Termination of a Material Definitive Agreement.
     As a condition to the Den-Mat transaction, on August 24, 2008, Remedent, Inc. and Remedent N.V. (collectively, the “Company”) entered into a Rescission Agreement with Glamtech-USA, Inc., a Delaware corporation (“Glamtech”) (the “Rescission Agreement”). The Company had previously granted Glamtech the exclusive right to distribute its GlamSmile veneer products in the United States and Canada pursuant to an Exclusive Distribution Agreement, dated April 10, 2008, and in the United Kingdom pursuant to an Exclusive Distribution Agreement dated May 2008 (collectively, the “Glamtech Distribution Agreements”). Pursuant to the Rescission Agreement, the parties agreed that the Glamtech Distribution Agreements would be rescinded and of no further force and effect and provided a mutual release related to the Glamtech Distribution Agreements. In consideration for the rescission and release, the Company agreed to assume a certain shareholder loan to Glamtech in the principal amount of One Million One Hundred Fifty Thousand Dollars ($1,150,000) and to purchase all of the outstanding capital stock of Glamtech from the two existing shareholders pursuant to a stock purchase agreement, as further described below.
     On August 24, 2008, as part of the consideration for the rescission and release under the Rescission Agreement, the registrant entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with each of the two Glamtech shareholders (the “Holders”), for the purchase of all of Glamtech’s outstanding common stock in exchange for: (i) at the election of the Holders at any time within 6 months, to receive either, but not both, (a) an aggregate of one million (1,000,000) restricted shares of the registrant’s common stock (the “Shares”), or (b) five (5) year warrants (the “Warrants”), valued by the registrant’s Board of Directors at $1.48 per warrant, to purchase an aggregate of one million two hundred and forty-seven thousand two hundred and sixteen (1,247,216) restricted shares of the registrant’s common stock at a exercise price of $1.30 per share (the “Warrant Shares”); and together with either the Shares or the Warrants, (ii) certain limited royalty payments allocated to sales in the United States, Canada, and the United Kingdom of the Products during the term of the Company’s Distribution Agreement with Den-Mat. Further, pursuant to the terms of the Stock Purchase Agreement, the registrant agreed to register the Shares or the Warrant Shares, as applicable, on a registration statement with the U.S. Securities and Exchange Commission no later than thirty (30) calendar days following the date of the Holder’s election, but no sooner than seventy-five (75) days from the effective date of the Stock Purchase Agreement. All of the securities issued to the two Glamtech shareholders are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2), and Rule 506 of Regulation D of the Securities and Exchange Commission and from various similar state exemptions.

     The foregoing is qualified in its entirety by the Rescission Agreement and Form of Stock Purchase Agreement. For additional information, see the Rescission Agreement and Form of Stock Purchase Agreement attached hereto as Exhibits 10.3 and 4.2 respectively. As the registrant has applied for confidential treatment from the Securities and Exchange Commission with respect to certain commercially sensitive royalty payments contained in the Form of Stock Purchase Agreement, such terms have been redacted from Exhibit 4.2 and have been replaced by the symbol “[ *** ].”
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On August 24, 2008, the registrant purchased all of the outstanding capital stock of Glamtech-USA, Inc. (“Glamtech”) from Doug Cox and Kourosh Tahmasebi, the two shareholders of Glamtech, in exchange for the Rescission Agreement, release, certain limited royalty payments allocated to sales in the United States, Canada and the United Kingdom of the Products during the term of the Company’s Distribution Agreement with Den-Mat, and, at the election of each Glamtech shareholder at any time within 6 months, to receive either, but not both: (a) an aggregate of one million (1,000,000) restricted shares of the registrant’s common stock, or (b) five (5) year warrants valued by the registrant’s Board of Directors at $1.48 per warrant, to purchase an aggregate of one million two hundred and forty-seven thousand two hundred and sixteen (1,247,216) restricted shares of the registrant’s common stock at an exercise price of $1.30 per share (the “Acquisition”). The primary asset of Glamtech was the Glamtech Distribution Agreements which granted Glamtech the exclusive right to distribute the Products in the United States, Canada and the United Kingdom. The Glamtech Distribution Agreements were terminated pursuant to the Rescission Agreement.
     The Acquisition was consummated pursuant to the terms of a Stock Purchase Agreement by and between the registrant and each of the two Glamtech shareholders, dated as of August 24, 2008 (the “Stock Purchase Agreement”). The Stock Purchase Agreement provided for certain representations and warranties, as well as certain registration rights as disclosed in Item 1.02 of this Form 8-K above and incorporated herein by reference.
     The foregoing is qualified in its entirety by the Rescission Agreement and Form of Stock Purchase Agreement. For additional information, see the Rescission Agreement and Form of Stock Purchase Agreement attached hereto as Exhibits 10.3 and 4.2 respectively. As the registrant has applied for confidential treatment from the Securities and Exchange Commission with respect to certain commercially sensitive royalty payments contained in the Stock Purchase Agreement, such terms have been redacted from Exhibit 4.2 and have been replaced by the symbol “[ *** ].”
Item 3.02 Unregistered Sales of Equity Securities.
     A. Securities Issued in Connection with the Distribution Agreement.
     On August 24, 2008, in connection with the Den-Mat transaction, the Company granted to Den-Mat Holdings, LLC, a Delaware limited liability company (“Den-Mat”) a warrant to purchase up to Three Million Three Hundred Seventy-Eight Thousand Three Hundred Seventy-Nine (3,378,379) shares of the Company’s common stock, par value $0.001 per share (the “Warrant Shares”) at an exercise price of $1.48 per share (the “Den-Mat Warrant”). The Den-Mat Warrant is exercisable for a period of five (5) years, subject to possible extension based on the Company’s failure to cause a registration statement covering the resale of the Warrant Shares to remain in effect pursuant to the Registration Rights Agreement (as further described below). The Den-Mat Warrant is subject to adjustment under certain specified circumstances, including, but not limited to, upon any share consolidation, capital reorganization, reclassification of the capital stock, merger or consolidation with another entity, and in certain cases when the Company issues securities at a price per share lower than the exercise price of the

Warrant Shares then in effect. All of the securities issued to Den-Mat are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2), and Rule 506 of Regulation D of the Securities and Exchange Commission and from various similar state exemptions.
     Pursuant to the terms of the Distribution Agreement and the Den-Mat Warrant, the Company entered into a Registration Rights Agreement with Den-Mat on August 24, 2008 (the “Registration Rights Agreement”) whereby the Company agreed to prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement covering the resale of the Warrant Shares within seventy-five (75) days of the date of the Registration Rights Agreement. Further, the Company agreed to use commercially reasonable efforts to have such registration statement declared effective by the Commission, with such effectiveness to take place (i) within five (5) days after receiving notification that it will not be reviewed by the Commission, or (ii) within one hundred thirty-five (135) days of the date of the Registration Rights Agreement (one hundred sixty-five (165) days if reviewed by the Commission). In addition, in the event that the number of Warrant Shares is subject to adjustment under the terms of the Den-Mat Warrant, the Company agreed to prepare and file a registration statement covering the resale of such additional Warrant Shares within thirty (30) days of receipt of a written demand by the holder of such Warrant Shares.
     The foregoing is qualified in its entirety by the Form of Warrant and Form of Registration Rights Agreement. For additional information, see the Form of Warrant and Form of Registration Rights Agreement attached hereto as Exhibits 4.1 and 10.2 respectively.
     B. Securities Issued in Connection With the Rescission Agreement.
     The information included in Item 1.02 of this Form 8-K is hereby incorporated by reference into this Item 3.02.
Item 7.01 Regulation FD Disclosure.
     On August 25, 2008, the Company issued a press release announcing the Distribution Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information, including Exhibit 99.1, furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.
(b) Pro Forma Financial Information.
     The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Exhibit Description

4.1	Form of Warrant dated August 24, 2008 for Den-Mat Holdings, LLC

4.2	Form of Stock Purchase Agreement dated August 24, 2008 entered into in connection with the Rescission Agreement dated August 24, 2008 by and between Remedent, Inc., Remedent N.V. and GlamTech-USA, Inc.*

10.1	Distribution, License and Manufacturing Agreement, dated August 24, 2008, by and between Remedent, Inc., Remedent N.V. and Den-Mat Holdings, LLC *

10.2	Form of Registration Rights Agreement dated August 24, 2008 between Remedent, Inc. and Den-Mat Holdings, LLC

10.3	Rescission Agreement, dated August 24, 2008, by and between Remedent, Inc., Remedent N.V. and GlamTech-USA, Inc.

99.1	Press Release dated August 25, 2008

*	Application has been made to the Securities and Exchange Commission (the “Commission”) to seek confidential treatment of certain portions of Exhibits 4.2 and 10.1 under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEDENT, INC., a Nevada corporation
Dated: August 28, 2008	By:	/s/ Robin List
Robin List
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Form of Warrant dated August 24, 2008 for Den-Mat Holdings, LLC

4.2	Form of Stock Purchase Agreement dated August 24, 2008 entered into in connection with the Rescission Agreement dated August 24, 2008 by and between Remedent, Inc., Remedent N.V. and GlamTech-USA, Inc.*

10.1	Distribution, License and Manufacturing Agreement, dated August 24, 2008, by and between Remedent, Inc., Remedent N.V. and Den-Mat Holdings, LLC *

10.2	Form of Registration Rights Agreement dated August 24, 2008 between Remedent, Inc. and Den-Mat Holdings, LLC

10.3	Rescission Agreement, dated August 24, 2008, by and between Remedent, Inc., Remedent N.V. and GlamTech-USA, Inc.

99.1	Press Release dated August 25, 2008

*	Application has been made to the Securities and Exchange Commission (the “Commission”) to seek confidential treatment of certain portions of Exhibits 4.2 and 10.1 under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Commission.